Long-Term Debt - Maturities of Long-Term Debt (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
2018	$ 235,944
2019	506,231
2020	114,241
2021	55,441
2022	410,800
2023 and thereafter	173,178
Total long-term debt	$ 1,495,835	$ 628,953